UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

Nissan Wholesale Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-166449-01	51-6538952
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2012, Nissan Wholesale Receivables Corporation II (“NWRC II”), Nissan Master Owner Trust Receivables (“Issuing Entity”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Barclays Capital Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of Series 2012-A Notes (the “Notes”) by the Issuing Entity, a Delaware statutory trust established by a trust agreement, dated as of May 13, 2003, as amended and restated as of July 24, 2003, and as further amended and restated as of October 15, 2003, and as modified by the Agreement of Modification of the Transaction Documents, dated as of February 12, 2010, by and between among the Issuing Entity, as issuer, NMAC, as servicer, NWRC II, as transferor, and Wilmington Trust Company (the “Owner Trustee”) (as amended, restated, modified and supplemented, the “Trust Agreement”), by and between NWRC II and the Owner Trustee. The Notes have an aggregate principal balance of $1,000,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-166449). It is anticipated that the Notes will be issued on or about May 23, 2012 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01	OTHER EVENTS

On the Closing Date, Issuing Entity and U.S. Bank National Association (the “Indenture Trustee”) will enter into a Series 2012-A Indenture Supplement, to be dated as of the Closing Date (the “Indenture Supplement”), to the Amended and Restated Indenture, dated as of October 15, 2003 (the “Indenture”), by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Issuing Entity will issue the Notes. On the Closing Date, the Issuing Entity, NMAC, as servicer, NWRC II, the Indenture Trustee and the Owner Trustee will enter into the Second Agreement of Modification of Transaction Documents, to be dated as of May 23, 2012 (the “Second Agreement of Modification”).

Attached as Exhibit 4.1 is the form of Indenture Supplement. Attached as Exhibit 10.1 is the form of Second Agreement of Modification. Other relevant documents relating to the issuance of the Notes have been previously filed with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated May 15, 2012, among NWRC II, NMAC, Issuing Entity and Barclays Capital Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Series 2012-A Indenture Supplement, to be dated as of May 23, 2012, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Second Agreement of Modification of Transaction Documents, to be dated as of May 23, 2012, by and between the Issuing Entity, NMAC, as servicer, NWRC II, the Indenture Trustee and the Owner Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES CORPORATION II

	By:	/s/ Mark F. Wilten
	Name:	Mark F. Wilten
	Title:	Treasurer
Date: May 18, 2012

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated May 15, 2012, among NWRC II, NMAC, Issuing Entity and Barclays Capital Inc., on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Series 2012-A Indenture Supplement, to be dated as of May 23, 2012, by and between Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Second Agreement of Modification of Transaction Documents, to be dated as of May 23, 2012, by and between the Issuing Entity, NMAC, as servicer, NWRC II, the Indenture Trustee and the Owner Trustee.